Exhibit 99.1

FOR IMMEDIATE RELEASE

Broadcom to Acquire CA Technologies for $18.9 Billion in Cash

•	Builds One of the World’s Leading Infrastructure Technology Companies

•	Continues Broadcom’s Focus on Acquiring Established Mission Critical Technology Businesses

•	Expands Broadcom’s TAM to Include Growing and Fragmented Infrastructure Software Market

•	Provides Broadcom with Significant Recurring Revenue

•	Expected to Drive Broadcom’s Long-Term Adjusted EBITDA Margins Above 55% and be Immediately Accretive to Broadcom’s Non-GAAP EPS

•	Expected to Enable Broadcom to Sustain Double-Digit EPS CAGR

•	Expected to Close in Fourth Calendar Quarter of 2018

San Jose, CA and New York, NY – July 11, 2018 – Broadcom Inc. (NASDAQ:AVGO), a leading semiconductor device supplier to the wired, wireless, enterprise storage, and industrial end markets, and CA Technologies (NASDAQ:CA), one of the world’s leading providers of information technology (IT) management software and solutions, today announced that the companies have entered into a definitive agreement under which Broadcom has agreed to acquire CA to build one of the world’s leading infrastructure technology companies.

Under the terms of the agreement, which has been approved by the boards of directors of both companies, CA’s shareholders will receive $44.50 per share in cash. This represents a premium of approximately 20% to the closing price of CA common stock on July 11, 2018, the last trading day prior to the transaction announcement, and a premium of approximately 23% to CA’s volume-weighted average price (“VWAP”) for the last 30 trading days. The all-cash transaction represents an equity value of approximately $18.9 billion, and an enterprise value of approximately $18.4 billion.

Hock Tan, President and Chief Executive Officer of Broadcom, said, “This transaction represents an important building block as we create one of the world’s leading infrastructure technology companies. With its sizeable installed base of customers, CA is uniquely positioned across the growing and fragmented infrastructure software market, and its mainframe and enterprise software franchises will add to our portfolio of mission critical technology businesses. We intend to continue to strengthen these franchises to meet the growing demand for infrastructure software solutions.”

“We are excited to have reached this definitive agreement with Broadcom,” said Mike Gregoire, CA Technologies Chief Executive Officer. “This combination aligns our expertise in software with Broadcom’s leadership in the semiconductor industry. The benefits of this agreement extend to our shareholders who will receive a significant and immediate premium for their shares, as well as our employees who will join an organization that shares our values of innovation, collaboration and engineering excellence. We look forward to completing the transaction and ensuring a smooth transition.”

The transaction is expected to drive Broadcom’s long-term Adjusted EBITDA margins above 55% and be immediately accretive to Broadcom’s non-GAAP EPS. On a combined basis, Broadcom expects to have last twelve months non-GAAP revenues of approximately $23.9 billion and last twelve months non-GAAP Adjusted EBITDA of approximately $11.6 billion.

As a global leader in mainframe and enterprise software, CA’s solutions help organizations of all sizes develop, manage, and secure complex IT environments that increase productivity and enhance competitiveness. CA leverages its learnings and development expertise across its Mainframe and Enterprise Solutions businesses, resulting in cross enterprise, multi-platform support for customers. The majority of CA’s largest customers transact with CA across both its Mainframe and Enterprise Solutions portfolios. CA benefits from predictable and recurring revenues with the average duration of bookings exceeding three years. CA operates across 40 countries and currently holds more than 1,500 patents worldwide, with more than 950 patents pending.

Financing and Path to Completion

Broadcom intends to fund the transaction with cash on hand and $18.0 billion in new, fully-committed debt financing. Broadcom expects to maintain an investment grade rating, given its strong cash flow generation and intention to rapidly de-leverage.

The transaction is subject to customary closing conditions, including the approval of CA shareholders and antitrust approvals in the U.S., the EU and Japan.

Careal Property Group AG and affiliates, who collectively own approximately 25% of the outstanding shares of CA common stock, have entered into a voting agreement to vote in favor of the transaction.

The closing of the transaction is expected to occur in the fourth calendar quarter of 2018.

Additional Materials

An investor presentation and fact sheet will be posted at investors.broadcom.com and will be filed with the Securities and Exchange Commission.

About Broadcom Inc.

Broadcom Inc. (NASDAQ:AVGO), a U.S. based corporation headquartered in San Jose, CA, is a leading designer, developer and global supplier of a broad range of digital and analog semiconductor connectivity solutions. Broadcom Inc.’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include: data center networking, home connectivity, set-top box, broadband access, telecommunications equipment, smartphones and base stations, data center servers and storage, factory automation, power generation and alternative energy systems, and electronic displays.

About CA Technologies

CA Technologies (NASDAQ:CA) creates software that fuels transformation for companies and enables them to seize the opportunities of the application economy. Software is at the heart of every business in every industry. From planning, to development, to management and security, CA is working with companies worldwide to change the way we live, transact, and communicate – across mobile, private and public cloud, distributed and mainframe environments. Learn more at www.ca.com.

Non-GAAP Financial Measures

In addition to GAAP reporting, Broadcom provides investors with certain information on a non-GAAP basis, including earnings before interest, taxes, depreciation and amortization (“EBITDA”). This non-GAAP information excludes amortization of acquisition-related intangibles, share-based compensation expense, restructuring charges, acquisition-related costs, and debt extinguishment losses. Management does not believe that the excluded items are reflective of Broadcom’s underlying performance. The exclusion of these and other similar items from Broadcom’s non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. Broadcom believes this non-GAAP financial information provides additional insight into the Company’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company’s on-going operations and enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Broadcom is not readily able to provide a reconciliation of the projected non-GAAP financial information presented herein to the relevant projected GAAP financial measures thereof without unreasonable effort.

A reconciliation of non-GAAP financial data included in this announcement to relevant GAAP historical financial data is available in the Investor Center on the Broadcom website.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom and CA. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address each company’s expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom and CA (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties and assumptions include: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Broadcom’s and CA’s business and the price of the common stock of Broadcom and CA; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of CA and the receipt of certain regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on Broadcom’s and CA’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to CA’s business after completion of the proposed transaction; and other risks described in CA’s filings and Broadcom’s and its predecessors’ filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Other particular uncertainties that could materially affect future results include risks associated with: any loss of Broadcom’s or CA’s significant customers and fluctuations in the timing and volume of significant customer demand; Broadcom’s dependence on contract manufacturing and outsourced supply chain; Broadcom’s dependency on a limited number of suppliers; any other acquisitions Broadcom may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with Broadcom’s existing businesses and Broadcom’s ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; Broadcom’s ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; Broadcom’s significant indebtedness, including the additional significant indebtedness that Broadcom expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of Broadcom products; dependence on senior management; quarterly and annual fluctuations in operating results; global economic conditions and concerns; the amount and frequency of Broadcom stock repurchases; cyclicality in the semiconductor or enterprise software industry or in target markets; Broadcom’s competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of Broadcom’s or its contract manufacturers’ manufacturing facilities or other significant operations; Broadcom’s ability to improve its manufacturing efficiency and quality; Broadcom’s dependence on outsourced service providers for certain key business services and their ability to execute to Broadcom’s requirements; Broadcom’s ability to maintain or improve gross margin; each of Broadcom’s and CA’s ability to protect its respective intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; Broadcom’s and CA’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which Broadcom’s and CA’s products are designed; Broadcom’s overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Forward-looking statements speak only as of the date of this communication. Neither Broadcom nor CA undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA and Broadcom. In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Contact for Broadcom:

Joele Frank / Steve Frankel / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Contact for CA Technologies:

Joseph Stunkard

Corporate Communications

646-826-6010

joseph.stunkard@ca.com